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                                                                   EXHIBIT 10.19

                        COLLATERAL REPURCHASE AGREEMENT

         THIS COLLATERAL REPURCHASE AGREEMENT, made as of the 25th day of February, 1994 by and among WILLIAM J. DORGAN and wife, PATRICIA M. DORGAN, residents of Harrison County, Mississippi (collectively, the "Borrower"); KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Company"); and SOUTHERN NATIONAL BANK OF NORTH CAROLINA, a national banking institution ("SNB");

                               R E C I T A L S :

         A. SNB has on this date extended credit to the Borrower in the aggregate principal sum of One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000.00) (the "Indebtedness"), evidenced by (i) a Promissory Note of even date executed and delivered by the Borrower to SNB in the principal sum of Two Hundred Seventy Five Thousand and No/100 Dollars ($275,000.00) (the "First Note"), and (ii) a Promissory Note of even date executed and delivered by the Borrower to SNB in the principal sum of Eight Hundred Seventy Five Thousand and No/100 Dollars ($875,000.00) (the "Second Note"; the First Note and the Second Note are sometimes collectively referred to herein as the "Notes").

         B. The Indebtedness is secured, in part, by (i) a security interest in favor of SNB in all of the machinery, equipment, furniture, fixtures, signage and vehicles used by William J. Dorgan (the "Associate") in his Krispy Kreme franchise operations in Biloxi and Gulfport, Mississippi pursuant to Security Agreement of even date herewith executed by and between the Borrower and SNB (the "Security Agreement"); and (ii) a pledge by Patricia M. Dorgan ("Pledgor") of all of the common voting stock of the Company owned by Pledgor (the "Pledged Stock"), pursuant to a Pledge Agreement of even date herewith executed by and between Pledgor and SNB and consented to by the Associate (the "Pledge Agreement"; the Pledge Agreement, the Security Agreement and all other documents, instruments and agreements executed to evidence, create or secure the Indebtedness are herein called the "Loan Documents").

         C. The Company and the Associate on this date have entered into the Amended and Restated Equipment Repurchase Agreement and Amendment to Associate's License Agreement pursuant to which the Company has agreed upon termination of the Associate's License Agreement and Addendum thereto dated February 25, 1992 between the Company and the Associate (as it may be amended) (the "License Agreement") to purchase from the Associate all of his machinery, equipment, furniture, fixtures, signage, vehicles and inventory (the "Equipment") for a cash purchase price of $350,000.00.

         D. The Pledged Stock is subject to a Stock Purchase Agreement dated July 1, 1984 executed by and among the Company and its shareholders (as it may be amended) (the "Stock Purchase Agreement"), which Stock Purchase Agreement has been consented and agreed to by Pledgor.


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         E. In order to induce SNB to make the loans giving rise to the
Indebtedness, the Company has agreed to purchase all or part of the Pledged Stock and/or the Equipment in the event of a default under the First Note, the Second Note, or any of the Loan Documents in accordance with the terms of this Agreement.

         F. SNB has required the execution and delivery of this Agreement by the parties hereto as a condition to making the loans comprising the Indebtedness.

         NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Election by SNB to Cause the Company to Purchase the Pledged Stock. Upon a default under the First Note, the Second Note or any of the Loan Documents (hereinafter referred to as a "Default"), SNB may give notice to the Company and the Borrower, requiring the Company to purchase, and the Pledgor to sell, the Pledged Stock in the following manner and upon the following terms. The notice shall specify whether the purchase is to be made (a) from the Pledgor prior to the commencement of proceedings by SNB to exercise its rights and remedies as a secured party against the Pledged Stock, or (b) at a private sale ("Private Sale") conducted pursuant to the terms of the Pledge Agreement and applicable law. For purposes of determining the time as of which such purchase price is to be determined, the Pledgor and SNB agree that such notice shall constitute written notice of a proposed transfer, disposition or sale of its Pledged Stock under paragraph 2(a) of the Stock Purchase Agreement. At the Closing (as defined in paragraph 3 hereof), the Company shall pay to SNB and not to the Borrower or Pledgor, in United States dollars and in immediately available funds, a purchase price determined in accordance with the Stock Purchase Agreement. If the purchase price of the Pledged Stock is greater than the then outstanding Indebtedness (including accrued but unpaid interest and all other sums owed by Borrower to SNB pursuant to the terms of the Notes and the Loan Documents), then the Company shall be required to purchase hereunder only so much of the Pledged Stock as is necessary to pay in full the Indebtedness. In consideration of the purchase price received by SNB, the Pledgor shall transfer title to the Pledged Stock (or so much therefor as shall be purchased) to the Company or in the event the sale is at a Private Sale, SNB shall deliver to the Company the certificates evidencing the Pledged Stock (or so much thereof as shall be purchased) together with stock powers executed in blank by the Pledgor. In either case, SNB shall release its security interest in the Pledged Stock purchased by the Company upon receipt of the purchase price. The Borrower and the Company hereby acknowledge that the Pledged Stock is subject to the terms and provisions of the Stock Purchase Agreement which provides an option to purchase the Pledged Stock in favor of the Company and each of its shareholders in the event Pledgor desires to transfer, sell or dispose of all or any portion of the Pledged Stock. Accordingly, and given the difficulty of obtaining a reasonable price for the Pledged Stock at a public sale or auction and the difficulty of selling the Pledged Stock at a public sale or auction in compliance with the Stock Purchase Agreement and applicable federal and state securities laws the Company, the Pledgor and the Borrower specifically agree that a Private Sale at which the Company shall purchase any or all of the Pledged Stock pursuant to the terms of this Agreement shall have been conducted in a commercially reasonable manner, and, to the extent permitted by


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applicable law, the Company, the Pledgor and the Borrower hereby waive any claim or defense to any such sale arising under Section 9-504(3) of the Uniform Commercial Code as in effect in the applicable jurisdiction.

         2. Election by SNB to Cause Company to Purchase the Equipment. Upon a Default, SNB, by notice to the Company and the Borrower, may give notice to the Associate and to the Company requiring the Company to purchase (and Associate to sell) the Equipment in the following manner and upon the following terms. The notice shall specify whether the purchase is to be made (a) from the Associate prior to the commencement of proceedings by SNB to exercise its rights and remedies as a secured party against the Equipment, or (b) at a Private Sale conducted pursuant to the terms of the Loan Documents and applicable law. At the Closing, the Company shall pay to SNB and not to the Associate or the Borrower, in United States dollars and in immediately available funds, a purchase price determined in accordance with the Equipment Repurchase Agreement. In the event the purchase price of the Equipment is greater than the then outstanding Indebtedness (including accrued but unpaid interest and all other sums owed to SNB pursuant to the terms of the Notes and the Loan Documents), then the Company shall be required to purchase hereunder only so much of the Equipment as is necessary to pay in full the Indebtedness. In such event an equitable, ratable portion of the Purchase Price for all Equipment shall be paid for that portion of the Equipment which is purchased. In consideration of the purchase price received by SNB, the Borrower shall transfer title to the Equipment (or so much thereof as shall be purchased) to the Company or in the event the sale is at a Private Sale, SNB shall cause title to the Equipment purchased by the Company to be transferred to the Company "as is" and without representation or warranty of any kind whatsoever. In either case, SNB shall release its security interest in the Equipment purchased by the Company upon receipt of the purchase price. The Company and the Borrower each agree that the Equipment is special purpose Equipment and that a Private Sale at which the Company purchases the Equipment pursuant to this Agreement shall have been conducted in a commercially reasonable manner, and, to the extent permitted by applicable law, the Company and the Borrower hereby waive any claim or defense to any such sale arising under Section 9-504(3) of the Uniform Commercial Code as in effect in the applicable jurisdiction. The Company and the Borrower acknowledge that the Equipment is subject to the Equipment Repurchase Agreement which sets forth the purchase price for the Equipment agreed upon by the Borrower and the Company.

         3. Other Purchasers. In the event of a default under any of the Loan Documents, SNB agrees not to purchase all or any part of the Pledged Stock or the Equipment or allow any other person (other than the Company) to do so, without the prior written consent of the Company, unless the Company shall, within thirty (30) days after SNB's request for performance hereunder, fail, refuse or be unable to perform its obligations hereunder.

         4. The Closing. If purchase of the Pledged Stock and/or the Equipment is to be made from the Pledgor, the Associate and/or the Borrower, as the case may be, the Closing shall take place at a time and place selected by SNB within fifteen (15) days after the date of SNB's notice to the Company and the Borrower requiring that the Company purchase the Pledged Stock and/or the Equipment. If purchase of the Pledged Stock and/or the Equipment is to take place pursuant to a Private Sale, Closing shall take place at a time and in the manner as provided for by


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applicable law or in the Pledge Agreement and/or the Security Agreement, as the
case may be, or as may be provided for in any notice given by SNB pursuant thereto for the Private Sale provided, however, that the Closing and delivery of the Pledged Stock purchased by the Company shall occur at the principal office of SNB in Winston-Salem, North Carolina, at no expense to SNB and the Closing and delivery of the Equipment purchased by the Company shall occur at the premises of the Borrower where the Equipment is located.

         5. Surplus. If all proceeds ever received by SNB, either before or after the Closing, from any sale or other disposition of any collateral, or part therefor, for the Indebtedness, or the exercise of any other remedy pursuant to the Notes or any of the Loan Documents, together with the aggregate purchase price actually received by SNB for the Pledged Stock and the Equipment to be purchased pursuant to this Agreement, shall exceed the aggregate amount of the Indebtedness, interest thereon, the costs and expenses incurred or other sums thereunder owed by the Borrower to SNB pursuant to any of the Notes or the Loan Documents, and the costs and expenses incurred in the enforcement of the Borrower's obligations under this Agreement, including reasonable attorneys' fees, the amount of such excess shall be remitted to or for the account of the Borrower, subject however, to the rights and claims of others having a prior interest in or a lien upon any such proceeds.

         6. Assignment by Borrower. Borrower hereby assigns all of its right, title and interest in and to this Agreement to SNB as collateral security for the Indebtedness and agrees to execute and deliver Uniform Commercial Code Financing Statements with respect thereto as SNB may request.

         7. Continuing Obligations. The obligations of the Company under this Agreement shall be continuing, and the Company agrees that its obligations hereunder shall not be modified, diminished, extinguished or released by reason that the whole or any part of any security or collateral for the Indebtedness now or hereafter held may be exchanged, compromised, impaired, released, or surrendered from time to time, that the time or place of payment of any Indebtedness or of any security therefor may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part, that the Borrower may be granted indulgences generally, that any of the provisions of any note or other instrument evidencing any debt of the Borrower or any security therefor, including, without limitation, the Notes and the Loan Documents, may be modified or waived, or that any party liable for the payment thereof (including but not limited to any guarantor, surety or endorser) may be granted indulgences or released, all of which are hereby expressly consented to by the Company. Neither the death, disability, bankruptcy, or insolvency of any one or more of the Borrower or any guarantor, surety or endorser shall affect the continuing obligation of the Company. No claim need be asserted against the personal representative, guardian, custodian, trustee, debtor in bankruptcy, or receiver of any deceased, incompetent, bankrupt or insolvent borrower, guarantor, surety or endorser. Any deposit balance to the credit of the Borrower or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Indebtedness. All of the foregoing may be done without notice to or further assent by the Company, which shall remain bound hereon notwithstanding any such exchange, compromise, surrender, extension,


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renewal, acceleration, modification, indulgence or release. The Company expressly waives notice of acceptance of this Agreement and of all extensions of credit to the Borrower, presentment and demand for payment of the Indebtedness, protest and any notice of dishonor or of default to the Company or to any other party with respect to any of the Indebtedness or with respect to any security or collateral therefor and all other notices to which the Company might otherwise be entitled. The obligations of the Company under this Agreement shall be direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interest or liens available to SNB, its successors, endorsees or assigns, the Company hereby waiving any rights to require that any action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of SNB in favor of the Borrower or any other person, and the Company hereby waiving any rights of the Company pursuant to North Carolina General Statutes Section 26-7 or any similar or subsequent law. If the Indebtedness is partially paid through the election of SNB, its successors, endorsees or assigns, to pursue any of the remedies mentioned herein, in the Notes, or in the Loan Documents or if such Indebtedness is otherwise partially paid, the Company shall nevertheless remain fully liable and obligated under and pursuant to the terms of this Agreement. The Borrower and SNB agree to provide the Company with copies of all Loan Documents and modifications thereof.

         8. No Credit; Waiver of Defenses. The Company shall not be entitled to provide for the payment of the purchase price either for the Pledged Stock or the Equipment (or any part thereof) by the issuance of credit or credits to or for the account of the Borrower, the Pledgor or either of them. Nor shall any portion of any purchase price either for the Pledged Stock or the Equipment be subject to offset, reduction or diminution by reason of any disputed or undisputed claim, suit or demand which the Company may have against the Borrower, the Pledgor or either of them, or by reason of any disputed or undisputed unpaid accounts or liabilities of or amounts otherwise owed by the Borrower, the Pledgor or either of them to the Company. Nor shall the Company assert any claims or defenses against payment or be afforded any reduction of any purchase price for the Equipment by reason of the condition of the Equipment or by reason of any failure by the Borrower to maintain or repair the Equipment or by reason of the manner in which the Borrower has utilized or employed the Equipment in the operation of Borrower's business. Nothing herein shall prohibit the Company from purchasing the Pledged Stock or Equipment over and above the amounts necessary to satisfy the Borrower's obligations to SNB and applying the proceeds thereof to any obligation of the Borrower to the Company.

         9. Nothing herein shall prevent or restrict

            (a) the Company from exercising any of its rights and privileges, including, without limitation, the right of termination, under and as set forth in the Associate's License Agreement or

            (b) the Company and the Pledgor and/or the Associate from amending or terminating the Stock Purchase Agreement or the Associate's License Agreement provided that, (i) upon the termination of the Associate's License Agreement, the Company and the Associate shall give written notice of such termination to SNB and shall comply with the provisions of


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paragraph 2 above as if SNB had given the notice referred to therein unless SNB notifies the Company and the Borrower to the contrary; (ii) in the event of the termination or modification of the Stock Purchase Agreement, the Company and the Pledgor shall remain obligated to comply with paragraph I above as if the Stock Purchase Agreement remained in force (unmodified) as it is as of the date hereof; (iii) in the event of the modification of the Associate's License Agreement, the Company and the Associate shall remain obligated to comply with paragraph 2 above as if the Associate's License Agreement remained in force (unmodified) as it is as of the date hereof; (iv) in no event shall the purchase price of the Pledged Stock be less than the purchase price for such Pledged Stock as determined in accordance with the Stock Purchase Agreement as it exists on the date hereof, and (v) in no event shall the purchase price of the Equipment be less than the purchase price for such Equipment as determined in accordance with the Equipment Repurchase Agreement as it exists on the date hereof.

         10. Choice of Law. The parties hereby acknowledge and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         11. Modification. This Agreement may not be changed, amended or modified orally or by implication but only by a written instrument signed by each of the parties hereto, and no obligation of the Company or the Borrower or the Pledgor shall be released, waived or modified by SNB or any officer or agent of SNB except by a writing signed by a duly authorized officer of SNB and bearing the seal of SNB. This Agreement shall be irrevocable by the Company, the Borrower and the Pledgor until the Indebtedness has been completely repaid and all other obligations and undertakings of the Borrower under, or by reason of, or pursuant to the Notes or any of the Loan Documents have been completely performed and satisfied.

         12. Notices. Any and all notices or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice or demand, and shall be delivered personally or sent by registered or certified United States mail, postage prepaid, to the other party(ies) at the addressees) set forth below, or at such other address as may have been designated in writing. The effective date of such notice or demand shall be date of personal service or the date on which the notice or demand is deposited in the mails.

The address of the Borrower is:     William J. Dorgan
                                    Patricia M. Dorgan
                                    2 Palmer Place
                                    Gulfport, Mississippi 39501

The address of the Company is:      Krispy Kreme Doughnut Corporation
                                    1814 Ivy Avenue
                                    Winston-Salem, North Carolina 27105
                                    Attn:  John L. Barber


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The address of SNB is:              Southern National Bank of North Carolina
                                    Post Office Box 15008
                                    Winston-Salem, North Carolina 27150
                                    Attn:  Jeff T. Clark

         13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but taken together shall constitute but one Agreement.

         14. Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

         IN WITNESS WHEREOF, the parties have signed and sealed this Agreement as of the day and year first above written.


                                  /s/  William J. Dorgan             (SEAL)
                                  William J. Dorgan


                                  /s/  Patricia M. Dorgan            (SEAL)
                                  Patricia M. Dorgan


                                  KRISPY KREME DOUGHNUT CORPORATION

                                  By:  /s/  J. A. McAleer, Jr.
                                       J. A. McAleer, Jr., Chairman of the Board
                                       and Chief Executive Officer

ATTEST:

/s/  John L. Barber
John L. Barber, Secretary

[CORPORATE SEAL]


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                                  SOUTHERN NATIONAL BANK
                                    OF NORTH CAROLINA


                                  By: /s/ Jeff T. Clark
                                      Jeff T. Clark, Vice President

ATTEST:

/s/  Melvin S. ________

_______________________
Asst. Secretary

[CORPORATE SEAL]



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